UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2020

 RESTAURANT BRANDS INTERNATIONAL INC.
RESTAURANT BRANDS INTERNATIONAL LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Canada	001-36786	98-1202754
Ontario	001-36787	98-1206431
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

130 King Street West, Suite 300		M5X 1E1
Toronto,	Ontario
(Address of Principal Executive Offices)		(Zip Code)

(905) 845-6511
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	QSR	New York Stock Exchange
Toronto Stock Exchange
Securities registered pursuant to Section 12(g) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B exchangeable limited partnership units	QSP	Toronto Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) 2020 Annual Bonus Plan

As set forth in the Compensation Discussion and Analysis in the proxy statement for the 2020 annual meeting of stockholders of Restaurant Brands International Inc. (“RBI”), the annual bonus program is designed to motivate and reward employees who contribute positively toward our business strategy, and achieve both financial and individual performance targets. Consistent with these objectives, the Compensation Committee (the “Committee”) of the RBI’s Board of Directors has considered the impact of the COVID-19 pandemic, which has impacted RBI’s business in ways that could not be anticipated at the time that these performance targets were established with respect to the 2020 plan year, and accordingly, in August 2020, determined that it was in the best interests of the Company and stockholders to revise the performance criteria for the 2020 bonus awards under the annual bonus program, including the performance goals applicable to RBI’s named executive officers.

For each named executive officer, 2020 bonus awards will be tied to an achievement percentage based on achievement of the executive's KPIs adjusted by a global multiplier. However, the global multiplier that the Committee originally set in January 2020 has been revised based on an updated operating budget approved by the Board of Directors on August 5, 2020. In addition, under the revised 2020 annual bonus program, each named executive officer’s incentive award opportunity has been reduced from a maximum of 172.5% of their individual bonus target to a maximum of 80% of their individual bonus target amount as established under the terms of our annual bonus program. Attainment of the target global multiplier results in a payout of 80% of the earned bonus based on the achievement percentage, while attainment of the threshold multiplier results in a payout of 50% of such earned bonus.

The Compensation Committee believes the revised program is better aligned with the current outlook for the company given the business disruption from the Covid-19 pandemic, and it ensures we appropriately motivate, reward and retain our executives as we recover from the pandemic.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESTAURANT BRANDS INTERNATIONAL INC. RESTAURANT BRANDS INTERNATIONAL LIMITED PARTNERSHIP, by its general partner RESTAURANT BRANDS INTERNATIONAL INC.

Date: September 16, 2020	/s/ Jill Granat
	Name:	Jill Granat
	Title:	General Counsel and Corporate Secretary